EXHIBIT 10.3

AMENDMENT NO. 4 TO

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) to the Amended and Restated Stockholder’s Agreement, dated as of November 12, 2004 of Mobile Satellite Ventures GP (“MSV GP”), as amended from time to time (the “Agreement”) is hereby adopted by the stockholders of MSV GP this 25th day of September 2006.

WHEREAS, the Agreement provides that it may be amended by the written agreement of the holders of a majority of the Shares (as such terms are defined in the Agreement);

WHEREAS, the Stockholders executing this Amendment, who together hold a majority of the Shares, wish to amend the Agreement as set forth herein, which amendment shall be effective as to all Stockholders from and after the date hereof; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Agreement.

A. NOW THEREFORE, the parties hereto hereby agree as follows:

1. Deletion of Section 3(k). Paragraph (k) of Clause 3 of the Agreement is hereby deleted in its entirety.

2. Amendment of Section 7. Clause 7 of the Agreement is hereby amended to read in its entirety as follows:

“Transfer of Shares. Following the direct or indirect transfer, pledge, mortgage or disposition of, either voluntarily or involuntarily (a “Transfer”), any Shares by any Stockholder, such Shares shall remain subject to the provisions of this Agreement, and the transferee shall execute and deliver to General Partner a written agreement to be bound by this Agreement in form and substance reasonably satisfactory to General Partner. Notwithstanding the foregoing, except as set forth in Section 2(b)(i) with respect to Transfers to an Investor Group Assignee, in connection with transfers of Limited Partnership Interests pursuant to Sections 8.2(c) or (d) of this Agreement, no transferee shall have the right to designate directors pursuant hereto.”

2. Effect of Amendment. All the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Agreement; and the Agreement, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same instrument, and except as expressly amended hereby, the terms and conditions of the Agreement shall continue in full force and effect. All references to “this Agreement” in the Agreement or to the words “hereof,” “hereunder” or “herein” or words of similar effect in the Agreement shall mean the Agreement as amended hereby.

3. Severability. Should one or more of the provisions of this Amendment be determined to be illegal or unenforceable, each other provision of this Amendment shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MOTIENT CORPORATION

By:	/s/ Robert Macklin
Name:	Robert Macklin
Title:	Senior Vice President, General Counsel and Secretary

MOTIENT VENTURES HOLDING INC.

By:	/s/ Robert Macklin
Name:	Robert Macklin
Title:	Secretary

MVH HOLDINGS INC.

By:	/s/ Robert Macklin
Name:	Robert Macklin
Title:	Secretary

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Robert Lewis
Name:	Robert Lewis
Title:	Senior Vice President, General Counsel and Secretary

MSV INVESTORS LLC

By:	MSV Investors Holdings, Inc.,
Its Managing Member

By:	/s/ Robert Lewis
Name:	Robert Lewis
Title:	Senior Vice President

COLUMBIA SPACE (QP), INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA SPACE (AI), INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA SPACE PARTNERS, INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners (Cayman) III, Ltd., as General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL INVESTORS III, LLC.

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, L.L.C.

By:	Columbia Capital III, L.L.C., its Manager

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Chief Financial Officer

SPECTRUM SPACE IV PARALLEL, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	Treasurer

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

By:	Spectrum Equity Associates IV, L.P.
Its General Partner

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

SPECTRUM SPACE EQUITY INVESTORS IV, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	Treasurer

SPECTRUM EQUITY INVESTORS IV, L.P.

By:	Spectrum Equity Associates IV, L.P.
Its General Partner

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

SPECTRUM SPACE IV MANAGERS, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	Treasurer

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP

3924505 Canada Inc., its general partner

By:
Name:
Title: